UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2023

RCF Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41039	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3109 W. 50th Street, #207
Minneapolis, MN	55410
(Address of principal executive offices)	(Zip Code)

(952) 456-5300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	RCFA.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	RCFA	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	RCFA WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01 Regulation FD Disclosure

On December 6, 2023, RCF Acquisition Corp. (RCFA), Blue Gold Limited, a newly formed entity (“PubCo”) and Blue Gold Holdings Limited (“BGHL”) issued a joint press release (the “Press Release”) announcing the execution of a Business Combination Agreement. The Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of RCFA under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibit 99.1.

Forward-Looking Statements

This Current Report on Form-8-K includes "forward-looking statements" within the meaning of the safe harbor for forward-looking statements provided by Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 including, without limitation: statements related to the parties likelihood to enter into a binding or definitive agreement(s); statements related to the parties’ ability to close the proposed Transaction, including the ability of both companies to secure all required regulatory, third-party and shareholder approvals for the proposed Transaction; the anticipated benefits of the proposed Transaction, including the potential amount of cash that may be available to the combined company upon consummation of the Transaction; the anticipated enterprise value of the combined company following the Transaction; sources and uses of cash from the transaction; the anticipated timing to close the Transaction; PubCo’s expectation that its ordinary shares will be accepted for listing on The New York Stock Exchange following the closing of the Transaction; the financial and business performance of PubCo; and PubCo’s anticipated future operating results.

You are cautioned not to place undue reliance on these forward-looking statements, which are current only as of the date of this press release. Each of these forward-looking statements involves risks and uncertainties. Important factors that could cause actual results to differ materially from those discussed or implied in the forward-looking statements include, but are not limited to: the risk that the Transaction may not be completed in a timely manner or at all; the failure to obtain requisite approval for the transaction or meet other closing conditions; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement in respect of the Transaction; failure to achieve sufficient cash available (taking into account all available financing sources) following any redemptions of RCFA’s public stockholders; failure to obtain the requisite approval of RCFA’s and BGHL’s respective stockholders; failure to meet relevant listing standards in connection with the consummation of the Transaction; failure to recognize the anticipated benefits of the Transaction, which may be affected by, among other things, competition, the ability of the combined entity to maintain relationships with customers and suppliers and strategic alliance third parties, and to retain its management and key employees; potential litigation relating to the proposed Transaction; changes to the proposed structure of the Transaction that may be required or appropriate as a result of the announcement and execution of the Transaction; unexpected costs and expenses related to the Transaction; estimates of the combined company’s financial performance being materially incorrect predictions; general economic or political conditions; negative economic conditions that could impact BGHL and the gold industry in general; reduction in demand for BGHL’s products; changes in the markets that Blue Gold targets or that the combined company intends to target; any change in laws applicable to RCFA or BGHL or any regulatory or judicial interpretation thereof; and other factors, risks and uncertainties, including those to be included under the heading “Risk Factors” in the proxy statement/prospectus to be later filed with the SEC, and those disclosed in RCFA's SEC filings, under the heading “Risk Factors,” including its Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 7, 2023, Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 filed with the SEC on November 7, 2023 and any subsequent filings.

All forward-looking statements are expressly qualified in their entirety by such factors. RCFA does not undertake any duty to update any forward-looking statement except as required by law.

Additional Information and Where to Find It

In connection with the Business Combination Agreement and the proposed business combination, RCFA intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4 (the “Registration Statement”), which will include a preliminary proxy statement/prospectus certain other related documents, which will be both the proxy statement to be distributed to the shareholders of RCFA in connection with RCFA’s solicitation of proxies for the vote by its shareholders with respect to the proposed Transaction and other matters as may be described in the definitive proxy statement/prospectus, as well as a prospectus relating to the offer and sale of the securities to be issued in the proposed Transaction. Shareholders are encouraged to read the Registration Statement, when available, as it will contain important information.

This press release does not contain any information that should be considered by RCFA’s or Blue Gold’s stockholders concerning the proposed Transaction and is not intended to constitute the basis of any voting or investment decision in respect of the proposed Transaction or the securities of the combined company. The respective stockholders of RCFA and Blue Gold and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and documents incorporated by reference therein filed in connection with the business combination, as these materials will contain important information about RCFA, Blue Gold, the merger agreement and the business combination.

When available, the definitive proxy statement/prospectus and other relevant materials for the business combination will be mailed to shareholders of RCFA as of a record date to be established for voting on the business combination. Shareholders of RCFA will also be able to obtain copies of the Registration Statement, the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC's web site at www.sec.gov or by directing a request to: RCF Acquisition Corp., 3109 W. 50th Street, #207, Minneapolis, MN 55410, Attention: Investor Relations or by email at investors@perceptioncapitalpartners.com.

Participants in Solicitation

RCFA, Blue Gold, PubCo and their respective directors, executive officers, other members of management and employees may be deemed participants in the solicitation of proxies from RCFA's stockholders with respect to the proposed business combination. Investors and securityholders may obtain more detailed information regarding the names and interests in the business combination of the directors and officers of each of RCFA and Blue Gold with respect to the proposed business combination in the proxy statement/prospectus for the proposed business combination when available and in such company’s respective filings with the SEC.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated as of December 6, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCF Acquisition Corp.
Date: December 6, 2023
	By:	/s/ Rick Gaenzle
	Name:	Rick Gaenzle
	Title:	Chief Executive Officer

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